Exhibit 10.12(b)

June 1, 2013

The Cambridge Strategy (Asset Mgt.) Ltd.

Berger House

36-38 Berkeley Square, 7th Floor

Mayfair, London W1J5AE

UK

Attention: Mr. Tony Henry

Re:	Management Agreement Renewal

Dear Mr. Henry:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2014 and all other provisions of the Management Agreement will remain unchanged.

•	Cambridge Master Fund L.P.
•	Emerging CTA Portfolio L.P.
•	MSSB Spectrum Currency & Commodity L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Damian George at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1292.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Damian George
Damian George
Chief Financial Officer & Director

THE CAMBRIDGE STRATEGY (ASSET MGT.) LTD.

By:	/s/ Edward Baker

Print Name:	Edward Baker

DG/sr